Exhibit 99.2
Q4 & Full Year 2022 Financial and Business Update February 21, 2023 Exhibit 99.2

Forward Looking Statements 2 This presentation includes forward‐looking statements within the meaning of the Private Securities Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, business strategy and plans and objectives of management for future operations, should be considered forward-looking statements. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies. These statements are based on current expectations or objectives that are inherently uncertain, especially in light of the Company’s limited operating history. These and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 21, 2023 and its other filings with the SEC could cause actual results to differ materially and adversely from those indicated by the forward-looking statements made in this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the Company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments.

DESIGNED TO SUPPORT LONG TERM SUSTAINABLE GROWTH Our Three-Pillar Growth Strategy Optimize WAKIX® Performance Expand Clinical Utility of Pitolisant 3 Acquire New Assets

WAKIX® Net Revenue Performance $6.0 $19.8 $38.0 $45.6 $56.3 $59.7 $73.8 $80.7 $91.2 $85.3 $107.0 $117.2 $128.4 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 $305.4 $437.9 FY 2021 FY 2022 4 WAKIX QUARTERLY NET REVENUE ($M) CONFIDENT IN WAKIX BECOMING A POTENTIAL >$1B+ FRANCHISE VIA NARCOLEPSY AND ADDITIONAL INDICATIONS WAKIX ANNUAL NET REVENUE ($M) 41% 43%

U.S. Covered Lives With Formulary Access >80% Average # of Patients on WAKIX ~4,900 Continued Growth in Depth & Breadth of Prescriber Base ~85% In-Person Access to HCPs Driving Growth Through Strong Commercialization of WAKIX® Q4 2022 Performance 5

Product / Indication Pre-IND Phase 1 Phase 2 Phase 3 Regulatory Filing1 Marketed Product Milestone Pitolisant Topline data 4Q2023 1. Includes New Drug Applications and supplemental New Drug Applications. 2. Trial conducted by Bioprojet and Bioprojetsubmitted regulatory package to EMA. Received positive CHMP opinion on January 26, 2023. Prader-Willi Syndrome (PWS) Myotonic Dystrophy (DM) HBS-102 EDS in Narcolepsy (Adults) Cataplexy in Narcolepsy (Adults) PWS WAKIX® Idiopathic Hypersomnia (IH) Trial initiated 2Q2022 Pediatric Narcolepsy2 Positive CHMP Opinion 1Q2023 Preclinical POC study initiated 3Q2022 Development Pipeline New Pitolisant Assets 6 New Bioprojet Agreement Closed 3Q2022 Topline data 4Q2022

Net Product Revenues Non-GAAP Adjusted Net Income(1) Cash, Cash Equivalents & Investment Securities Three Months Ended December 31, 2022 Year Ended December 31, 2022 $91.2 $128.3 Q4 2021 Q4 2022 $30.4 $61.9 Q4 2021 Q4 2022 $305.4 $437.9 FY 2021 FY 2022 $91.7 $183.5 FY 2021 FY 2022 $234.3 $224.5 $258.9 $316.0 $345.7 Dec 31 '21 Mar 31 '22 Jun 30 '22 Sep 30 '22 Dec 31 '22 Financial Highlights 41% 103% 43% 100% (1) Non-GAAP Adjusted Net Income= GAAP Net Income excluding non-cash interest expense, depreciation, amortization, stock-based compensation, other non-operating items and tax effect of these items (In millions, USD) 7

(In millions, USD) Three Months Ended December 31, % Change Year Ended December 31, % Change 2022 2021 2022 2021 Net Product Revenues $128.3 $91.2 41% $437.9 $305.4 43% Cost of Product Sold 26.9 17.8 51% 83.5 55.5 50% Total Operating Expenses $53.8 $44.8 20% $234.2 $162.4 44% R&D Expense 10.1 7.5 35% 70.9 30.4 NM S&M Expense 21.1 19.1 10% 79.3 68.1 16% G&A Expense 22.6 18.2 24% 84.0 63.9 31% Net Income $48.5 $22.7 114% $181.5 $34.6 NM Cash, cash equivalents & investment securities $345.7 $234.3 48% Financial Summary NM denotes not meaningful % change Totals may not foot due to rounding 8

(In millions, USD) Three Months Ended December 31, Year Ended December 31, 2022 2021 2022 2021 GAAP net income $48.5 $22.7 $181.5 $34.6 Non-cash interest expense(1) 0.4 0.4 1.7 2.2 Depreciation 0.1 0.1 0.4 0.4 Amortization(2) 6.0 4.6 23.0 18.4 Stock-based compensation expense 7.7 4.4 26.9 16.1 Licensing fee(3) - - 30.0 - Loss on debt extinguishment - - - 26.1 Valuation allowance release - - (74.5) - Income tax effect related to Non-GAAP adjustments(4) (0.7) (1.8) (5.4) (6.3) Non-GAAP adjusted net income $61.9 $30.4 $183.5 $91.7 GAAP net income per diluted share $0.79 $0.38 $2.97 $0.58 Non-GAAP adjusted net income per diluted share $1.01 $0.50 $3.00 $1.55 Weighted average number of shares of common stock used in non-GAAP diluted per share 61,620,712 60,314,395 61,097,045 59,205,213 GAAP vs NON-GAAP Reconciliation (1) Includes amortization of deferred finance charges (2) Includes amortization of intangible asset related to WAKIX (3) Amount represents initial licensing fee incurred upon closing the 2022 Licensing and Commercialization Agreement with Bioprojet (4) Calculated using the reported effective tax rate for the periods presented less impact of valuation allowance release and discrete items Totals may not foot due to rounding 9

Strong Commercial Performance & Future Growth of WAKIX in Narcolepsy New Development Programs to Expand Portfolio, Treatment Options Talented Team & Solid Balance Sheet Positioned for Next Level of Growth Harmony Continues To Be A Growth Story Poised to Extend Pitolisant Value Proposition Beyond Narcolepsy with IH, PWS & DM 10

Thank You